                                                                    EXHIBIT 10.5

                   SECOND AMENDMENT TO OMEGA NEW MASTER LEASE


         THIS SECOND AMENDMENT TO OMEGA NEW MASTER LEASE ("Second Amendment") is dated as of February 2, 1999 and is entered into by OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation, having its principal office at 900 Victors Way, Suite 350, Ann Arbor, Michigan 48108, ("Lessor"), and the entities designated Lessees on the signature page hereof (each a "Lessee" and collectively, "Lessees").

                                    RECITALS

         This Second Amendment is made and entered into with reference to the following recitals:

         A. Capitalized terms used and not otherwise defined herein have the respective meanings given them in the Omega New Master Lease (as hereinafter defined).

         B. Pursuant to the Orders under Bankruptcy Code Sections 363(f) and 365 (i) Approving Sale Leaseback Transaction Regarding Signature Facilities entered by the United States Bankruptcy Court for the District of Arizona in the jointly-administered Chapter 11 cases In Re: Unison HealthCare Corporation (Case Nos. B-98-06583-PHX-GBN through B-98-06612-PHX-GBN) and In Re:
                  BritWill Investments-I, Inc. (Case Nos. B-98-0173-PHX-GBN through B-98-1075-PHX-GBN)("Cases"), effective December 31, 1998, Lessor acquired the Signature Facilities, and Lessor and the Signature Subsidiaries entered into a lease of the Signature Facilities ("Omega New Master Lease").

         C. Debtors' First Amended Joint Plan of Reorganization dated October 15, 1998, as amended ("Plan") having been confirmed with respect to the Cases to be effective January 31, 1999, in accordance with the Plan Lessor and Lessees entered into a First Amendment to Omega New Master Lease dated as of February 1, 1999 ("First Amendment"), pursuant to which the Omega New Master Lease was amended, BritWill Indiana and BritWill-II were added as Lessees and the BritWill Indiana Facilities, BritWill-II November 1993 Facilities and BritWill-II December 1994 Facilities were added to the Omega New Master Lease. References in this Second Amendment to the Omega New Master Lease shall be deemed references to the Omega New Master Lease as amended by the First Amendment.

         D. Lessor having obtained, through foreclosure and otherwise, the fee and leasehold interests in and to the Additional Texas Facilities, the Additional Texas Facilities are to be added to the Omega New Master Lease in accordance with the Plan.

         E. Lessor and Lessees are entering into this Second Amendment for the purpose of adding the Additional Texas Facilities to the Omega New Master Lease and setting forth the Additional Texas Facilities Minimum Rent for the Stub Period as required by the Omega New Master Lease.

         NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties to this Second Amendment agree as follows:

         1. The Additional Texas Facilities are hereby added to the Omega New Master Lease.

         2. The definitions set forth in Article II of the Omega New Master Lease are amended as follows:

                           Effective Date: As to the Signature Facilities,
                  December 31, 1998, as to the BritWill Indiana Facilities, BritWill-II November 1993 Facilities and BritWill-II December 1994 Facilities, February 1, 1999, and as to the Additional Texas Facilities, February 2, 1999.

                           Additional Texas Facilities Minimum Rent: As defined
                  in Exhibit H.


         3. The Additional Texas Facilities Minimum Rent for the Stub Period is $1,530,996.11; the Additional Texas Facilities Base Rent for the Stub Period annualized is $1,240,593.81;and the Additional South Place Rent for the Stub Period annualized is $396,170.04.

         4. Lessor acknowledges receipt of the Additional Texas Facilities Minimum Rent for the period from and including February 2, 1999 through February 28, 1999. Commencing March 1, 1999, the Additional Texas Facilities Minimum Rent for the Stub Period shall be paid in successive monthly installments of One Hundred Thirty Nine Thousand Six Hundred Thirty

                  Two and 09/100 Dollars ($139,632.09) each on the twelfth
                  (12th) day of each calendar month during the Stub Period.

         5. In accordance with Section 8 of Exhibit H to the Omega New Master Lease, the Minimum Rent for the Additional Texas Facilities for calendar year 2000 shall be the sum of the following: (i) the Additional Texas Facilities Base Rent for the Stub Period annualized (i.e., $1,240,593.81), plus the Additional Texas Facilities Base Rent Increase, determined as set forth in Section 8(a) of Exhibit H, (ii) the Additional South Place Rent for the Stub Period annualized (i.e., $396,170.04) plus the Additional South Place Increment, determined as set forth in Exhibit H, and (iii) $38,821.20. The Minimum Rent for the Additional Texas Facilities for calendar years after calendar year 2000 shall be determined as set forth in Exhibit H.

         6. Section 3.1.2 of the Omega New Master Lease is amended to read as follows:

                  Under the procedures set forth in EXHIBIT H, the Minimum Rent for the Brit Indiana Facilities, BritWill-II November 1993 Facilities, BritWill-II December 1994 Facilities and Additional Texas Facilities for any year will not be known until sometime into that year. Lessees shall continue to pay the Minimum Rent for such Facilities at the rate previously in effect until Lessor has given Lessees Notice of its determination of the increased Minimum Rent for such Facilities (but no Notice of the annual increase in the Minimum Rent for the Signature Properties shall be required, and the Signature Subsidiaries shall begin paying such increased Minimum Rent for the Signature Properties effective as of the Adjustment Date therefor in each Lease Year). Upon such determination, the Minimum Rent shall be increased effective retroactively as of the Adjustment Date. On or before the second (2nd) Rent Payment Date following receipt by Lessees (other than the Signature Subsidiaries) of Lessor's Notice of the increase, Lessees shall make such payment to Lessor as will bring the Minimum Rent current, commencing with the Adjustment Date for such increase through the date of any installments then due. Thereafter, Lessees shall pay the new adjusted Minimum Rent in correspondingly adjusted monthly installments until the next date for increase in the Minimum Rent. The additional payment required shall bear interest at the Prime Rate from the Adjustment Date until paid, notwithstanding the fact that the amount of the increase is not determined as of the Adjustment Date, in order that Lessor shall receive the economic effect of an increase in the Minimum Rent as of the Adjustment Date. This Section 3.1.2 shall survive termination of the Lease with respect to any increases in Minimum Rent for the Brit Indiana Facilities, BritWill-II November 1993 Facilities, BritWill-II December 1994

                  Facilities and Additional Texas Facilities which are not known or not fully paid as of the date of termination of the Lease.

         7. Except as expressly amended hereby, the Omega New Master Lease is in full force and effect without amendment or modification.


                             SIGNATURE PAGES FOLLOW

         IN WITNESS WHEREOF, the parties have executed this Second Amendment by their duly authorized officers as of the date first above written.

                                     LESSOR:

                                   Omega Healthcare Investors, Inc.,
                                   a Maryland corporation

                                   By:    ______________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________


LESSEES:

                                   BritWill Indiana Partnership, an Arizona general partnership

                                   By: BritWill Investments-I, Inc., a Delaware
                                   corporation, its General Partner


                                   By:    ______________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________



                                   BritWill Investments-II, Inc., a Delaware corporation

                                   By:    ______________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________


                                   Amberwood Court, Inc., a Colorado
                                   corporation

                                   By:    ______________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   The Arbors Health Care Center, Inc.,
                                   an Arizona corporation

                                   By:    ______________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________



                                   Brookshire House, Inc., a Colorado
                                   corporation

                                   By:    ______________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________



                                   Christopher Nursing Center, Inc.,
                                   a Colorado corporation

                                   By:    ______________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________



                                   Los Arcos, Inc., a Colorado corporation

                                   By:    ______________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________


                                   Pueblo Norte, Inc., a Colorado corporation

                                   By:    ______________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________

                                   Rio Verde Nursing Center, Inc., a Colorado corporation

                                   By:    ______________________________________
                                   Name:  ______________________________________
                                   Title: ______________________________________